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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                                  Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 23, 2001
                                                  -----------------------------

                                DTM CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                     Texas
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                (State of Other Jurisdiction of Incorporation)


000-20993                                                            74-2487065
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(Commission File Number)                                          (IRS Employer
                                                            Identification No.)


1611 Headway Circle, Building 2, Austin, Texas                            78754
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(Address of Principal Executive Offices)                             (Zip Code)



                                (512) 339-2922
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             (Registrant's Telephone Number, Including Area Code)



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On January 23, 2001, the Board of Directors of DTM Corporation (the "Company") adopted a resolution increasing by one the size of the Board of Directors. The Board of Directors appointed Dr. Paul W. Murrill to fill the resulting vacancy and to serve until the next election of directors of the Company, currently scheduled to occur at the Annual Meeting of Shareholders of the Company on May 2, 2001.

          Paul W. Murrill has been a professional engineer for over twenty five years. Dr. Murrill is also a director of Howell corporation, a publicly-held diversified energy company, Tidewater Inc., a publicly-held oil services company, ChemFirst Inc., a publicly-held specialty chemical company, and Entergy Corporation, a public utility holding company. Dr. Murrill will serve as a member of our audit and ethics committee.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibit 99.1   Press Release, dated March 8, 2001, announcing
                         appointment of Dr. Paul W. Murrill as director.

                 [Remainder of page intentionally left blank.]
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 16, 2001

                                        DTM CORPORATION


                                        By: /s/ GEOFFREY W. KREIGER
                                           ------------------------------
                                        Name:__Geoffrey W. Kreiger
                                        Title:__Vice President of Finance
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                                 EXHIBIT INDEX

Exhibit No.         Description

   99.1 Press Release, dated March 8, 2001, announcing appointment of Dr. Paul W. Murrill as director.